EXECUTION COPY

              AMENDMENT NO. 1 TO THE LETTER AGREEMENT


          AMENDMENT No. 1, dated as of June 30, 2000 (this "Amendment"), to the Agreement and Amendment, dated as of April
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13, 2000 (the "Letter Agreement"), between VISKASE CORPORATION, a
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Pennsylvania corporation (the "Lessee"), and STATE STREET BANK
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AND TRUST COMPANY, a Massachusetts trust company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (the "Lessor"), relating to the Lease Agreement dated
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as of December 18, 1990 (as amended and supplemented to the date hereof, the "Lease"), between the Lessee and the Lessor, as
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successor trustee to Fleet National Bank, formerly known as
Shawmut Bank Connecticut, National Association, formerly known as The Connecticut National Bank (capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Letter Agreement).

          Whereas, the Lessee and the Lessor entered into the Letter Agreement, which provided, inter alia, that the Lessee
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would pay the 2000 Basic Rent Payment and the 2001 Basic Rent
Payment (as defined in the Letter Agreement, as amended hereby) on or prior to the Extension Date;

          Whereas, the Lessee has requested that the Lessor allow the Lessee to make the 2000 Basic Rent Payment and the 2001 Basic
Rent Payment at a later time; and

          Whereas, the Lessor and the Lessee have agreed to amend the Letter Agreement pursuant to the terms and subject to the conditions set forth herein.

          Now therefore, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Amendment.  (a)  Section 2 of the Letter
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Agreement is hereby amended by replacing the second sentence thereof with the following sentences: "The Lessee hereby acknowledges and confirms that it has been authorized by all lenders party to any of the Financing Agreements (collectively, with their successors, endorsees, transferees and assigns, the "Lenders") to grant a security interest in the Collateral (as
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defined in each of the Financing Agreements) in favor of the
Lessor, such Lender consent being subject to the Lessor entering into a subordination agreement with the Lenders (the "Subordination Agreement"), which agreement shall contain
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language providing that in the event of a refinancing, refunding, replacement, renewal or creation of any new senior secured financing whenever incurred, the Lessor agrees to enter into a new subordination agreement on similar terms with such senior secured lenders, so long as such refinancing, refunding, replacement, renewal or creation of any new senior secured financing is in accordance with Section XVII(h) of the Lease, as amended by this Agreement. The security interest in the Collateral shall be perfected as of July 11, 2000 (provided, however, that if the Lessee is prevented from granting the perfected security interest solely as a result of the Lessor's unreasonable refusal to enter into the Subordination Agreement, such date will be extended until the date on which the Lessor enters into the Subordination Agreement), pursuant to documentation with lien-related provisions in substantially the form executed in connection with the Financing Agreements, as security for the obligations of the Lessee to the Lessor hereunder and to the Lessor and Owner Participant under the Basic Documents, such security interest to be (i) subordinated pursuant to the Subordination Agreement and (ii) limited, if required under the Indenture dated December 31, 1993, between Envirodyne Industries, Inc. and Bankers Trust Company, to the amount of the Capital Lease Obligation (as defined therein) in respect of the Lease."

          (b) Section 4 of the Letter Agreement is hereby amended by the following:

               (i) deleting the third, fourth and fifth sentences thereof and inserting the following text in place thereof:
       "The Lessor and the Lessee agree that the $23,499,190.49 payment of Basic Rent due on February 28, 2000 (the "2000
                                                            ----
       Basic Rent Payment") shall be paid on or prior to the
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       earliest to occur of (i) the sale of the Films Operation,
       (ii) notice by the Lessee to the Lessor that it has suspended or abandoned its efforts to sell the Films Operation, (iii) the occurrence of any event which would entitle any Lender, with or without lapse of time or giving of notice, to terminate or withdraw its forbearance obligations with respect to the Lessee, (iv) the occurrence and continuance of an Event of Default under the Lease (or Default with respect to Section XVII(g) of the Lease), (v) two (2) Business Days (as defined below) after written notice from the Lessor to the Lessee of the Lessee's failure to grant the perfected security interest to the Lessor as required by Section 2 hereof, if such perfected security interests still have not been granted, and (vi) September 27, 2000 (such earliest date, the "Extension Date")"; and
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            (ii) deleting the text "July 1, 2000." at the end
       thereof and inserting the following text in place thereof:
       "the earlier of (i) two (2) Business Days (as defined herein) after the date of execution of a definitive purchase agreement for the sale of the Films Operation and
       (ii) August 1, 2000. During the period commencing on June 30, 2000 and continuing through and including the date upon which the Lessee shall have paid the 2000 Basic Rent Payment to the Lessor, the Lessor shall earn, and the Lessee shall pay to the Lessor, interest on the 2000 Basic Rent Payment at the Stipulated Rate (as defined in the Lease), payable on the Extension Date. For the avoidance of doubt, any failure by the Lessee to make the required payment on the Extension Date shall result, among other things, in the relevant provisions of the Lease regarding late payments and payment defaults becoming effective with respect to such failure. As used in this Agreement, the term "Business Day" means any day other than a Saturday,
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       Sunday or other day on which commercial banks in New York
       City are authorized or required by law to close."


          (c)  Section 5 of the Letter Agreement is hereby
amended by:

               (i) inserting the text "(the "2001 Basic Rent
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       Payment")" between the words "date" and "shall"; and
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               (ii) inserting the following text between the
       first and second sentences thereof: "During the period commencing on June 30, 2000 and continuing through and including the date upon which the Lessee shall have paid the 2001 Basic Rent Payment to the Lessor, the Lessor shall earn, and the Lessee shall pay to the Lessor, interest on the 2001 Basic Rent Payment at the Stipulated Rate (as defined in the Lease), payable on the Extension Date."

          (d) Section 8 of the Letter Agreement is hereby amended by inserting the text "and June 30, 2000" after the text "March
31, 2000".

          (e) Section 9 of the Letter Agreement is hereby amended by deleting the following text: "provided, however, if any lender
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consent required pursuant to Section 2 has not been obtained by
Viskase on or prior to April 21, 2000, Lessor has the option, at its sole discretion, to terminate this Agreement, upon which termination all the provisions hereof shall become null and void."

          SECTION 2.  Effectiveness.  This Amendment shall become
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effective as of the date first above written when the parties hereto shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Lessee and the Lessor.

          SECTION 3.  Letter Agreement.  This Amendment shall
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apply and be effective only with respect to the provisions of the
Letter Agreement specifically referred to herein. After the date hereof, any reference to the Letter Agreement shall mean the Letter Agreement as amended hereby.

          SECTION 4.  Applicable Law.  THIS AMENDMENT SHALL BE
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GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
STATE OF NEW YORK.

          SECTION 5.  Counterparts.  This Amendment may be
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executed in two or more counterparts, each of which shall
constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 6.  Expenses.  The Lessee agrees to reimburse
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the Owner Participant and the Lessor for its out-of-pocket
expenses in connection with this Amendment and any actions taken in connection herewith, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Owner Participant.

                    [signature page follows]


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                        STATE STREET BANK AND TRUST
                              COMPANY, as Owner Trustee,

                              by
                                ------------------------
                                Name:
                                Title:


                              VISKASE CORPORATION,

                              by
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                                Name:
                                Title: